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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 14, 2007


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-8496                  20-8058881
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                          (508) 624-7600 (Registrant's
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

(a) On December 14, 2007, the Board of Directors of ThinkEngine Networks, Inc. (the "Company") approved amendments to the bylaws of the Company to permit the Board to provide for the issuance and transfer of uncertificated shares of the Company's stock. These amendments have been adopted in response to the American Stock Exchange's requirement that companies be eligible, by January 1, 2008, to participate in a direct registration system. The direct registration system would allow shareholders to own and transact shares in electronic (book-entry) form without the issuance of physical certificates.

     The foregoing description of the amendment to the Company's bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, a copy of which are filed as Exhibit
3.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS - The following exhibit is filed as part of this report:

    3.1  Amended and Restated Bylaws of ThinkEngine Networks, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THINKENGINE NETWORKS, INC.


Date: December 17, 2007           By: /s/ John Steinkrauss
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                                      John Steinkrauss
                                      Vice President and Chief Financial Officer









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